Exhibit 10.3
SIRION HOLDINGS, INC.
2006 STOCK INCENTIVE PLAN
1. Purposes of the Plan
     The purposes of the Plan are to aid the Company and its Affiliates in recruiting and retaining employees and to motivate such employees to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest that such employees will have in the welfare of the Company as a result of their proprietary interest in the Company’s success. This Plan is intended to be exempt from the requirements of Section 409A of the Code.
2. Definitions
     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
     “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively
     “Award” means an Option or Stock Appreciation Right granted under the Plan.
     “Award Agreement” means a written or electronic agreement entered into between the Company and the Participant setting forth the terms and conditions of an Award granted to a Participant.
     “Board” means the Board of Directors of the Company.
     “Change in Control” means the occurrence of any of the following events:
     (i) Any Person or group of Persons (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), or one or more trusts established by the Company for the benefit of employees of the Company or a corporation controlled by the Company or the Company’s stockholders, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the Company’s outstanding common stock (a “Fifty Percent Beneficial Owner”);
     (ii) During any period of twelve (12) consecutive months, individuals who at the beginning of such period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director during such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened contest for the election of directors (as such terms are used in Rule 14a-11 of

Regulation 14A promulgated under the Exchange Act, or, if Rule 14a-11 is no longer in effect, any regulation issued by the Securities and Exchange Commission pursuant to the Exchange Act which serves similar purposes) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or the Board;
     (iii) There shall be consummated a consolidation or merger of the Company, other than a consolidation or merger of the Company in which immediately after the transaction, (A) the direct or indirect beneficial owners of shares of the Company’s common stock immediately prior to the consolidation or merger (or their affiliates) beneficially own directly or indirectly, at least fifty percent (50%) of the total voting power of the surviving corporation or other entity, (B) at least a majority of the Board of Directors of the resulting corporation or other entity were members of the Incumbent Board, or (C) no Person is a Fifty Percent Beneficial Owner of the continuing or surviving corporation or other entity; or
     (iv) There shall be consummated a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than a sale, lease, exchange or other transfer to an entity in which (A) the direct or indirect beneficial owners of the Company’s common stock immediately prior to the sale beneficially own, directly or indirectly, at least fifty percent (50%) of the outstanding voting securities after such transfer, and in which immediately after such sale, lease, exchange or other transfer, (B) at least a majority of the Board of Directors of the transferee entity were members of the Incumbent Board, or (C) no Person is a Fifty Percent Beneficial Owner of the transferee entity.
     “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.
     “Committee” means the Compensation Committee of the Board or its successor, or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan or a subcommittee of the Compensation Committee (or such other committee) established by the Compensation Committee or such other committee. If no such committee is so delegated, references in this plan to “Committee” will mean the Board.
     “Company” means Sirion Holdings, Inc., a Delaware corporation.
     “Effective Date” means the date the Board approved the Plan.
     “Employment” means a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates; provided, however that unless otherwise determined by the Committee, a change in a Participant’s status from employee to non-employee shall constitute a termination of employment hereunder.
     “Exchange Act” means The Securities Exchange Act of 1934, as amended, or any successor thereto.

     “Fair Market Value” means, on a given date, (i) if Shares are readily tradeable on an established securities market (within the meaning of Section 409A of the Code), the closing price on such date of the Shares on the New York Stock Exchange, NASDAQ or other established securities market as reported for such day in The Wall Street Journal or such other source as the Committee deems reliable; provided that, if Shares were not traded or quoted, as applicable, on such date, then the closest preceding date on which a trade occurred or quote was reported, or (ii) if Shares are not readily tradeable on an established securities market, Fair Market Value shall be the value established by the Committee in good faith in compliance with applicable statutory and regulatory guidelines.
     “ISO” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision and which is granted pursuant to Section 6(e).
     “Nonqualified Stock Option” means an option granted under Section 6 of this Plan that is not an ISO.
     “Option” means any option to purchase Shares granted pursuant to Section 6, subject to the conditions set forth in the Plan and the applicable Award Agreement.
     “Option Price” means the price for which a Share can be purchased upon exercise of an Option, as determined pursuant to Section 6(b), subject to adjustment as provided in the Plan and the applicable Award Agreement.
     “Participant” means an employee or prospective employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan.
     “Plan” means the Sirion Holdings, Inc. 2006 Stock Incentive Plan, as amended from time to time.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Shares” means shares of common stock of the Company, $.0001 par value per share.
     “Stock Appreciation Right” means a contractual right granted to a Participant under Section 7 of this Plan entitling such Participant to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a Share, at such time, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.
     “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.
3. Shares Subject to the Plan
     Subject to adjustment from time to time as provided in Section 8 of the Plan, the total number of Shares which may be issued under the Plan is 534,566, as may be amended by the

Board in accordance with the Plan. The number of Shares available for issuance under the Plan shall be reduced by the full number of Shares covered by Awards granted under the Plan (including, without limitation, the full number of Shares covered by any Stock Appreciation Right, regardless of whether any such Stock Appreciation Right or other Award covering Shares under the Plan is ultimately settled in cash or by delivery of Shares); provided however, that the number of Shares covered by Awards (or portions thereof) that are forfeited or that otherwise terminate or lapse without the payment of consideration in respect thereof will no longer be counted against the foregoing maximum Share limitation and may again become available for issuance under the Plan. Any Shares that are forfeited after the actual issuance of such Shares to a Participant under the Plan shall not become available for re-issuance under the Plan.
4. Administration
     (a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “independent directors” within the meaning of the listed company rules for the NASDAQ or the listed company rules of any recognized stock exchange on which the Shares are listed, “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), “outside directors” within the meaning thereof. In addition, the Committee may delegate to such a subcommittee the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that such grants are consistent with guidelines established by the Committee from time to time.
     (b) The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan.
     (c) The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

     (d) The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.
     (e) Each member of the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and (ii) from any and all amounts paid by him or her in settlement of any Option or Stock Appreciation Right issued hereunder, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
5. Limitations
     (a) Time. No Award may be granted under the Plan after the fifth anniversary of the meeting of stockholders of the Company at which the Plan is approved, but Awards granted prior to such fifth anniversary may extend beyond that date.
     (b) Repricing. No Option or Stock Appreciation Right, once granted hereunder, may be repriced.
     (c) Issuance of Shares. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
          The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for Shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.
          To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
6. Options
     (a) Grant of Options. An Option may be granted to any Participant selected by the Committee. Subject to the provisions of Section 6(e) of the Plan and Section 422 of the Code, each option granted under the Plan shall be designated, in the discretion of the Committee, as an ISO or Nonqualified Stock Option.
     (b) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than the Fair Market Value of the Shares for the grant date.
     (c) Term of Option. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Option may be exercised, provided that the maximum term of an Option shall be ten years from the grant date.
     (d) Exercise of Options. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(d). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, as designated by the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g. by check); (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) by a combination of the methods described above, or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased.
     (e) Additional Rules for ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price per Share for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. To the extent that the aggregate Fair Market Value of stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as non-qualified Options to the extent required by Section 422 of the Code and subject to the provisions of Section 6(f) of this Plan, and the Company shall issue separate certificates to the Participant with respect to options that are Nonqualified Stock Options and options that are ISOs. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6(e), the Fair Market Value of a Share shall be determined as of the time the Option with respect to such Share is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be Nonqualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of an Option to qualify for any reason as an ISO.
     (f) Certain Additional Provisions for Options. To avoid a deferral of compensation falling within the requirements of section 409A of the Code, each Nonqualified Stock Option will have the following characteristics: (i) the exercise price will never be less than the Fair Market Value of the underlying stock on the date the option is granted, (ii) the receipt, transfer or exercise of the option will be subject to taxation under Section 83 of the Code, and (iii) the option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option.
     (g) Option Vesting. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Option at any time.
     (h) Award Agreement. Each Option shall be evidenced by an Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Award Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. Any Award Agreement may require that the Participant agree to be bound by any stockholders’ agreement among all or certain stockholders of the Company that may be in effect at the time of either the grant of the award or the exercise of an Option, if applicable, or certain provisions of any such agreement that may be specified by the Company.

     (i) Attestation. Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.
     (j) Rights As Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable upon the exercise of an Option unless and until certificates representing such Shares have been issued by the Company to such holders and such holder has entered into any applicable stockholder’s agreement, as determined by the Committee in its sole discretion.
7. Stock Appreciation Rights
     (a) Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award Agreement).
     (b) Terms. The grant price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided however that notwithstanding the foregoing in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value of one Share on the exercise date over (B) the grant price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or in some combination thereof (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share. No Participant shall have any rights to dividends or other rights of a stockholder of the Company with respect to Shares covered by Stock Appreciation Rights until the Shares are issued to the Participant.
     (c) Limitations. The Committee may impose, in its discretion, such terms and conditions upon the exercisability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted, except as may be provided pursuant to Section 13.
8. Adjustments Upon Certain Events
     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
     (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards may be granted during a calendar year to any Participant, (iii) the Option Price or grant price of any Stock Appreciation Right and/or (iv) any other affected terms of such Awards.
     (b) Change in Control. In the event of a Change in Control after the Effective Date unless otherwise provided for in the Award Agreement, the Committee may (subject to Section 17), but shall not be obligated to, (A) vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (B) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or grant price of such Stock Appreciation Rights, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, or (D) provide that for a period of at least 30 days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

10. No Right to Employment or Awards
     The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
11. Successors and Assigns
     The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
12. Nontransferability of Awards
     Unless otherwise determined by the Committee (and subject to the limitation that in no circumstances may an Award may be transferred by the Participant for consideration or value), an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
13. Amendments or Termination
     Subject to Section 17 of the Plan, the Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the stockholders of the Company, if such action would (except as is provided in Section 8 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, or the maximum number of Shares for which Awards may be granted to any Participant, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) subject to Section 5(b), relating to repricing of Options or Stock Appreciation Rights, to permit such repricing; provided however that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
14. Other Benefit Plans
     All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.
15. Choice of Law
     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws, and except as otherwise provided in the pertinent Award Agreement, any and all disputes between a Participant and the Company or any Affiliate relating to an Award shall be brought only in a state or federal court of competent jurisdiction sitting in Delaware.
16. Effectiveness of the Plan
     The Plan shall be effective as of the Effective Date, subject to the approval of the stockholders of the Company.
17. Section 409A
     This Plan and Awards issued hereunder are intended to be exempt from the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance, prior to payment to such Participant of such amount, the Company may (but is not obligated to) (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.
18. No Trust or Fund
     The Plan is intended to constitute an “unfunded” Plan. Nothing contained herein shall require the Company to segregate any monies or other property or Shares, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company
*     *     *     *     *     *     *     *     *